Exhibit 10.3

June 30, 2014

Tabula Rasa Healthcare, Inc.

110 Marter Ave., Suites 304/309/310

Moorestown, NJ 08057

Re:                             Company Management Plan

Ladies and Gentlemen:

This letter agreement (this “Agreement”) by and among Radius Venture Partners III, L.P., Radius Venture Partners III QP, L.P. and Radius Venture Partners III (Ohio) L.P. (collectively “Radius”), and Tabula Rasa Healthcare, Inc., a Delaware Company (the “Company”) is made as of the date first written above and in connection with the conversion of the 2,626,188 shares of Series B Convertible Preferred Stock of CareKinesis, Inc. (“CareKinesis”) acquired by Radius pursuant to the terms and conditions of that certain Series B Preferred Stock Purchase Agreement dated June 28, 2013 (the “Purchase Agreement”) into equivalent shares of the Company (as adjusted for stock splits, combinations, and similar recapitalization events, the “Shares”) pursuant to that certain Agreement and Plan of Merger of even date herewith (the “Merger”), and shall supersede and replace in its entirety that certain letter agreement by and among Radius and CareKinesis dated as of June 28, 2013.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement, or the Company’s Investors Rights Agreement by and among the Company, Radius and certain other stockholders of the Company and dated of even date herewith (the “Investors Rights Agreement”), as applicable.

In further consideration for the Shares, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Radius and the Company hereby agree as follows:

1.                                      Company Management Plan.  Subject to the Company first (i) obtaining any consent, vote or other approval required by applicable law now or hereafter, including any necessary consent or approval by the Board of Directors and or stockholders of the Company of the establishment of a Management Plan and full amounts payable thereunder, and (ii) providing written notice to Radius of the pending first to occur of a Change of Control Transaction and Initial Public Offering at least 20 days before the effective date of such first to occur event, and notwithstanding anything to the contrary in the Company’s Certificate of Incorporation, Radius hereby agrees to contribute the Change of Control Contribution Amount or Applicable Contribution Shares (each as defined below) to a Management Plan, and the Company hereby agrees to apply such contribution in full, or the full value thereof, to such Management Plan, in each case in accordance with this Agreement.  Notwithstanding anything else herein to the contrary, in the event that Radius is required to make a contribution to the Management Plan hereunder and determines in its reasonable good faith discretion that such contribution may be made in a more tax advantageous manner to Radius than as is set forth herein, the Company agrees to diligently work with Radius in good faith to amend the terms of this Agreement to accommodate such alternative structure, provided that such amendment shall in no event decrease the amount of Radius’ required contribution unless otherwise agreed to in writing by the Company.

a.                          Change of Control Transaction.  In the event that a Change of Control Transaction occurs prior to the Company’s Initial Public Offering, Radius shall contribute to the Company, on, before or promptly after the effective date of such Change of Control Transaction, an amount equal to as follows (as applicable, the “Change of Control Contribution Amount”):

i.                                          in the event that the Radius Proceeds is equal to or less than $16,000,000, an amount equal to Zero Dollars ($0);

ii.                                       in the event that the Radius Proceeds exceeds $16,000,000 but is equal to or less than $20,000,000, an amount equal to the lesser of (A) $1,000,000 and (B) the amount by which the Radius Proceeds exceeds $16,000,000;

iii.                                    in the event that the Radius Proceeds exceeds $20,000,000 but is equal to or less than a $24,000,000, an amount equal to the sum of (A) $1,000,000, plus (B) the lesser of (i) $1,000,000 and (ii) the amount by which the Radius Proceeds exceeds $20,000,000; and

iv.                                   in the event that the Radius Proceeds exceeds $24,000,000, an amount equal to the sum of (A) $2,000,000, plus (B) the lesser of (i) $2,000,000 and (ii) the amount by which the Radius Proceeds exceeds $24,000,000;

v.                                      provided that notwithstanding anything herein to the contrary, but subject to the first paragraph of Section 1, in the event that Excluded Amounts are actually received by Radius after a Change of Control Transaction, such Excluded Amounts shall be included in Radius Proceeds for purposes of calculating any additional Change of Control Contribution Amount required to be contributed by Radius hereunder; and

vi.                                   provided further, that notwithstanding anything herein to the contrary, in the event that the Company makes any Bonus Payments in connection a Change of Control Transaction, then the Change of Control Contribution Amount payable hereunder, as applicable, shall be reduced by Radius’ Pro-Rata Amount, and in addition, in the event that such aggregate amount Bonus Payments exceeds such Change of Control Contribution Amount, then the Company shall pay Radius on the effective date of the Change of Control Transaction an amount which, together with the proceeds which Radius otherwise receives in connection with such Change of Control Transaction results in Radius receiving an aggregate amount equal to what Radius would have received in the Change of Control Transaction had the Bonus Payments not existed (the “Company Payment”).

vii.                                Notwithstanding the foregoing, Radius may contribute the Change of Control Contribution Amount in cash, shares of capital stock of the Company owned by Radius (such shares having a deemed value hereunder equal to their fair market value as determined in good faith between the Company and Radius, with due regard to the value assigned to such shares in the Change of Control Transaction, without any discount for minority interest, lack of marketability, lack of liquidity, lack of voting power or any transfer restrictions applicable to such shares), a promissory note payable no later than promptly after a Change of Control Transaction, or any combination of the foregoing.  In addition, in the event that Radius receives a combination of cash and non-cash consideration in connection with such Change of Control Transaction, then Radius’ contribution of the Change of Control Contribution Amount may consist of such combination of cash and or such other form of non-cash consideration as is determined by Radius in its reasonable good faith discretion (with such non-cash consideration to be valued with due regard to the value assigned to it in the Change of Control Transaction, and to the extent such consists of securities, without any discount for minority interest, lack of marketability, lack of liquidity, lack of voting power or any transfer restrictions applicable to such securities).

b.                          Initial Public Offering.  In the event that the Initial Public Offering occurs prior to a Change of Control Transaction, and Radius is permitted to include and sell in the Initial Public Offering shares of its capital stock of the Company with an aggregate sales price of at least $8,000,000, then:

i.                         in the event that the IPO Value is equal to or less than $16,000,000, Radius shall have no obligation to contribute to the Management Plan;

ii.                      in the event that the IPO Value exceeds $16,000,000 but is equal to or less than $20,000,000, then on the effective date of the Initial Public Offering, Radius shall contribute to the Company all of its right, title and interest in and to, such aggregate number of shares of Series B Preferred Stock, and or Common Stock issued upon the conversion thereof, which have an aggregate fair market value, calculated based upon the IPO Price Per Share or, in the case of the Series B Preferred Stock, based on the number of shares of Common Stock issuable on conversion thereof, the IPO Price Per Share, and other relevant factors including all rights and preferences of the Series B Preferred Stock, equal to the lesser of (1) $1,000,000, and (2) the amount by which the IPO Value exceeds $16,000,000 (with the lesser share amount, the “4x Contribution Shares”);

iii.                   in the event that the IPO Value exceeds $20,000,000 but is equal to or less than $24,000,000, then on the effective date of the Initial Public Offering, Radius shall contribute to the Company all of its right, title and interest in and to, such aggregate number of shares of Series B Preferred Stock, and or Common Stock issued upon the conversion thereof, which have an aggregate fair market value, calculated based upon the IPO Price Per Share or, in the case of the Series B Preferred Stock, based on account the number of shares of Common Stock issuable on conversion thereof, the IPO Price Per Share, and other relevant factors including all rights and preferences of the Series B Preferred Stock, equal to the sum of (1) $1,000,000, plus (2) the lesser of (A) $1,000,000, and (B) the amount by which the IPO Value exceeds $20,000,000 (with the lesser share amount, the “5x Contribution Shares”); and

iv.                  in the event that the IPO Value exceeds $24,000,000, then on the effective date of the Initial Public Offering, Radius shall contribute to the Company all of its right, title and interest in and to, such aggregate number of shares of Series B Preferred Stock, and or Common Stock issued upon the conversion thereof, which have an aggregate fair market value, calculated based upon the IPO Price Per Share or, in the case of the Series B Preferred Stock, based on the number of shares of Common Stock issuable on conversion thereof, the IPO Price Per Share, and other relevant factors including all rights and preferences of the Series B Preferred Stock, equal to the sum of (1) $2,000,000, plus (2) the lesser of (A) $2,000,000, and (B) the amount by which the IPO Value exceeds $24,000,000 (with the lesser share amount, the “6x Contribution Shares”).

c.                           Notwithstanding anything herein to the contrary, the share contributions described above in Section 1(c) shall be subject to the following conditions:

i.                         in the event that the 4x Contribution Shares, 5x Contribution Shares, or 6x Contribution Shares, as applicable (the “Applicable Contribution Shares”), exceeds the number of then issued and outstanding shares of Series B Preferred Stock owned by Radius at the time of the Initial Public Offering, then unless otherwise determined by Radius in its reasonable good faith discretion and by written notice to the Company prior to the effective date of the Initial Public Offering, Radius’ then issued and outstanding shares of Common Stock shall be included first in the Applicable Contribution Shares, Radius’ then issued and outstanding shares of Series B Preferred Stock shall be included second in the Applicable Contribution Shares, and any other capital stock of the Company then held by Radius (as with the Series B Preferred Stock, assuming an aggregate fair market value thereof that is calculated based upon the IPO Price Per Share or, in the case of Preferred Stock, based on the number of shares of Common Stock issuable on conversion thereof on an as converted to Common Stock basis, the IPO Price Per Share, and other relevant factors such as priority of dividends and payment on a sale of the Company) of the Company shall be included last, to reach the Applicable Contribution Shares, provided that if such capital stock consists of different classes or series of stock, such stock shall be included in such priority as determined by Radius in its reasonable good faith discretion and upon written notice to the Company prior to the effective date of the Initial Public Offering;

ii.                      in the event that at the time of the Initial Public Offering, Radius does not own enough shares of capital stock of the Company to reach the Applicable Contribution Shares, Radius shall contribute the remaining un-contributed Applicable Contribution Shares to the Company in cash promptly after the Initial Public Offering; and

iii.                   in lieu, and in full satisfaction, of contributing the Applicable Contribution Shares on the effective date of the Initial Public Offering, Radius shall be permitted, in its reasonable good faith discretion and upon written notice to the Company prior to the date of the Initial Public Offering, to contribute the Applicable Contribution Shares to the Company in cash promptly after the Initial Public Offering.

2.                                      Section 409A.  It is the intention of the Company and Radius that the benefits and rights to which the Company and participants of the Management Plan could be entitled pursuant to this Agreement comply with, or fall within an exception to, Section 409A of the IRS Code of 1986, as amended, and the Treasury Regulations and other guidance promulgated or issued thereunder (“Section 409A”), to the extent that the requirements of Section 409A are applicable thereto, and the provisions of this Agreement shall be construed in a manner consistent with that intention.  If the Company believes, at any time, that any such benefit or right that is subject to Section 409A does not so comply, it shall promptly advise Radius and shall negotiate reasonably and in good faith to amend the terms of such benefits and rights such that they comply with Section 409A (with the most limited possible economic effect on the Company, the participants of the Management Bonus Plan and Radius).

3.                                      Effectiveness.  Notwithstanding anything herein to the contrary, unless otherwise separately agreed to in writing by the Company and Radius after the date hereof, Radius’ obligation to make any contribution to the Management Plan hereunder shall be contingent upon the consummation of a Change of Control Transaction or Initial Public Offering, as applicable, and any contribution made prior to such consummation shall be fully revocable by Radius in its sole discretion and upon written notice to the Company, but such revocation shall not relieve Radius of its obligations pursuant to this Agreement to make such contribution as of the consummation of a Change of Control Transaction or Initial Public Offering, as applicable.

4.                                      Miscellaneous.  This Agreement (i) shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws, (ii) shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, devisees, legatees and permitted assigns, (iii) shall not be amended or any term herein waived, without the prior written consent of the Company and Radius, (iv) shall automatically terminate and be of no further force or effect upon the parties’ fulfillment of their respective obligations hereunder following the first to occur of a Change of Control Transaction and the Initial Public Offering, and (v) may be executed and delivered by facsimile or electronic signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied to the construction or interpretation of this Agreement.

5.                                      Definitions.

a.                                      “Bonus Payment” means any payment made by the Company under the Bonus Plan.

b.                                      “Bonus Plan” means only the Company’s Valuation Incentive Award Plan, adopted on June 30, 2014, as it may be amended.

c.                                       “Change of Control Transaction” shall have the meaning as set forth in the Company’s Certificate of Incorporation.

d.                                      “IPO Price Per Share” means the initial public offering price per share of the Company’s capital stock sold in the Initial Public Offering.

e.                                       “IPO Value” means the sum, calculated as of the effective date of the Initial Public Offering, of (1) the Radius Proceeds, plus (2) the product of (A) the IPO Price Per Share, multiplied by (B) the number of Shares, and shares of Common Stock issued on the conversion thereof, owned by Radius on an as converted to Common Stock basis as of immediately prior to the effective date of the Initial Public Offering.

f.                                        “Management Plan” means the Company’s Leadership Exit Bonus Plan adopted by the Company on June 30, 2014, to be funded as set forth in this Section 1 and distributable in such amounts, to such Company officers and employees, and on such other terms, as is in each case approved by the Board of Directors of the Company.

g.                                       “Participation Distributions” shall have the meaning as set forth in the Company’s Certificate of Incorporation.

h.                                      “Preferred Liquidation Amount” shall have the meaning as set forth in the Company’s Certificate of Incorporation.

i.                                          “Radius Proceeds” means an amount equal to all proceeds received by Radius in respect of the Shares, and shares of Common Stock issued on the conversion thereof, after the date hereof and as of the first to occur of a Change of Control Transaction and an Initial Public Offering, including without limitation all dividends, redemption proceeds, the Preferred Liquidation Amount (as applicable), and the Participation Distributions (as applicable), but, except as otherwise set forth in Section 1(a)(v), excluding (i) any amounts thereof that are not actually received, but instead only receivable, by Radius in a Change of Control Transaction (the “Excluded Amounts”), including without limitation, amounts that are (1) held in escrow or subject to any holdback, (2) subject to any earn-out, and (3) otherwise subject to any contingencies in an a Change of Control Transaction, (ii) any amounts thereof that are received in connection with a transfer, sale or other disposition by Radius to an affiliate of Radius provided that such affiliate agrees to be bound by the terms hereof, and (iii) the Company Payment.

j.                                         “Radius Pro-Rata Amount” means an amount equal to the portion of all Bonus Payments that would otherwise be received by Radius as Radius Proceeds in respect of the shares of capital stock of the Company held by Radius at the time of the Change of Control Transaction if all Bonus Payments were distributed to the Company’s stockholders as part of all the assets of the Company to be distributed to the stockholders of the Company in connection with the Change of Control Transaction and pursuant to Article IV, Section 2 of the Company’s Certificate of Incorporation.

[Remainder of Page Intentionally Blank]

Very truly yours,

RADIUS VENTURE PARTNERS III, L.P.

		By:	RADIUS VENTURE PARTNERS III, LLC, its General Partner

			By:	/s/ Daniel C. Lubin
			Name:	Daniel C. Lubin
			Title:	Managing Member

RADIUS VENTURE PARTNERS III QP, L.P.

		By:	RADIUS VENTURE PARTNERS III, LLC, its General Partner

			By:	/s/ Daniel C. Lubin
			Name:	Daniel C. Lubin
			Title:	Managing Member

RADIUS VENTURE PARTNERS III (OHIO), L.P.

		By:	RADIUS VENTURE PARTNERS III (OHIO), LLC, its General Partner

			By:	RADIUS VENTURE PARTNERS III, LLC, ITS MANAGER

			By:	/s/ Daniel C. Lubin
			Name:	Daniel C. Lubin
			Title:	Managing Member

ACKNOWLEDGED AND AGREED:

TABULA RASA HEALTHCARE, INC.

By:	/s/ Calvin Knowlton
Name:	Calvin Knowlton
Title:	Chief Executive Officer

September 14, 2016

Tabula Rasa Healthcare, Inc.

110 Marter Ave., Suites 304/309/310

Moorestown, NJ 08057

Re:                             Amendment to Radius Letter Agreement

Reference is made to that certain letter agreement (the “Letter Agreement”) by and among Radius Venture Partners III, L.P., Radius Venture Partners III QP, L.P. and Radius Venture Partners III (Ohio) L.P. (collectively “Radius”), and Tabula Rasa Healthcare, Inc., a Delaware Company (the “Company”), dated as of June 30, 2014, pursuant to which Radius agreed to contribute certain amounts to a Management Plan for key employees of the Company in connection with the first to occur of a Change of Control Transaction and an Initial Public Offering. Radius and the Company desire to amend certain terms of the Letter Agreement as set forth herein (this “Amendment”), effective as the date set forth above. All terms not defined herein shall have the meaning set forth in the Letter Agreement.

Pursuant to this Amendment, Section 1(b) of the Letter Agreement is amended to remove in its entirety the requirement that Radius be permitted to sell in the Initial Public Offering shares of capital stock of the Company with an aggregate sales price of at least $8,000,000 solely to the extent that the Initial Public Offering relates to the initial public offering pursuant to the Registration Statement on Form S-1 (File No. 333-208857), as amended from time to time, and such Registration Statement becomes effective on or prior to December 31, 2016. As such, Radius shall be obligated to contribute to the Management Plan, as of the closing of the Initial Public Offering, based on the IPO Value as set forth in the Letter Agreement and there will be no requirement that Radius is permitted to sell any shares in the Initial Public Offering. Except as set forth in this Amendment, no other changes or modifications to the Letter Agreement are intended or implied and in all other respects the Letter Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and each party acknowledges and agrees that all obligations under the Letter Agreement remain in full force and effect, except as otherwise specifically modified by this Amendment. To the extent of any conflict between the terms of this Amendment and the Letter Agreement, the terms of this Amendment shall control. The Letter Agreement and this Amendment shall be read and construed as one agreement. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

[Signature Page Follows]

RADIUS VENTURE PARTNERS III, L.P.

		By:	RADIUS VENTURE PARTNERS III, LLC, its General Partner

			By:	/s/ Daniel C. Lubin
			Name:	Daniel C. Lubin
			Title:	Managing Member

RADIUS VENTURE PARTNERS III QP, L.P.

		By:	RADIUS VENTURE PARTNERS III, LLC, its General Partner

			By:	/s/ Daniel C. Lubin
			Name:	Daniel C. Lubin
			Title:	Managing Member

RADIUS VENTURE PARTNERS III (OHIO), L.P.

		By:	RADIUS VENTURE PARTNERS III (OHIO), LLC, its General Partner

By: RADIUS VENTURE PARTNERS III, LLC, ITS MANAGER

			By:	/s/ Daniel C. Lubin
			Name:	Daniel C. Lubin
			Title:	Managing Member

ACKNOWLEDGED AND AGREED:

TABULA RASA HEALTHCARE, INC.

By:	/s/ Calvin Knowlton
Name:	Calvin Knowlton
Title:	Chief Executive Officer

[Signature Page to Letter Agreement]